________________________________________________________________________________


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): December 28, 1995

                          DLJ MORTGAGE ACCEPTANCE CORP.
(as depositor under a Pooling and Servicing Agreement, dated as of December 1, 1995, providing for, among other things, the issuance of Mortgage Pass-Through Certificates, Series 1995-Q10)



                          DLJ MORTGAGE ACCEPTANCE CORP.
         ______________________________________________________________
             (Exact name of registrant as specified in its charter)

         DELAWARE                       33-37812                 13-3460894
____________________________           ___________           ___________________
(State or Other Jurisdiction           (Commission           (I.R.S. Employer
of Incorporation)                      File Number)          Identification No.)


            140 Broadway
            NEW YORK, NEW YORK                                   10005
            _____________________                              _________
            (Address of Principal                              (Zip Code)
            Executive Offices)

Registrant's telephone number, including area code, is (212) 504-3000



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



Item 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          For a description of the Certificates and the Mortgage Pool, refer to the Pooling and Servicing Agreement.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)      Not applicable

          (b)      Not applicable

          (c)      Exhibits:

          EXHIBIT NO.               DESCRIPTION
          ___________               ___________
          4.1                       Pooling and Servicing Agreement, dated as of
                                    December 1, 1995, among DLJ Mortgage
                                    Acceptance Corp., as depositor,
                                    Temple-Inland Mortgage Corporation, as
                                    master servicer, and Bankers Trust Company, as trustee, Mortgage Pass-Through
                                    Certificates, Series 1995-Q10.

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  DLJ MORTGAGE ACCEPTANCE CORP.

                                  By:     /s/ Paul Najarian
                                          Vice President

Dated:  December 28, 1995

                                  EXHIBIT INDEX

EXHIBIT NO.         DESCRIPTION                                           FORMAT
-----------         -----------                                           ------
4.1                 Pooling and Servicing Agreement, dated as of            P*
                    December 1, 1995, among DLJ Mortgage
                    Acceptance Corp., as depositor, Temple-Inland
                    Mortgage Corporation, as master servicer, and Bankers Trust Company, as trustee, Mortgage
                    Pass-Through Certificates, Series 1995-Q10.


____________________

* The Mortgage Loan Schedule attached as an exhibit to the Pooling and Servicing Agreement has been filed on paper pursuant to a continuing hardship exemption from certain electronic filing requirements.